UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

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PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

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California

(State or Other Jurisdiction of Incorporation)

1-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On April 25, 2017, PS Business Parks reported its results of operations and financial condition for the quarter ended March 31, 2017. The full text of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K. The information in Item 2.02 and Exhibit 99.1 are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)  The Company’s annual meeting of  shareholders was held on April 25, 2017.

(b)  The four matters considered for a vote are described in detail in the Company’s proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on March 23, 2017. The final results for the votes for each proposal are set forth below.

1.  The shareholders elected nine directors to the Board of Directors to hold office until the 2018 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Withheld	Broker Non-Votes
Ronald L. Havner, Jr.	20,652,428	5,060,128	521,053
Maria R. Hawthorne	25,639,266	73,290	521,053
Jennifer Holden Dunbar	25,632,968	79,588	521,053
James H. Kropp	25,535,404	177,152	521,053
Sara Grootwassink Lewis	25,518,809	193,747	521,053
Gary E. Pruitt	25,591,564	120,992	521,053
Robert S. Rollo	25,620,910	91,646	521,053
Joseph D. Russell, Jr.	25,574,220	138,336	521,053
Peter Schultz	25,641,764	70,792	521,053

2.  The shareholders approved the advisory vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,379,012	2,200,107	133,434	521,056

3.  The shareholders voted to hold future advisory votes to approve executive compensation annually as follows:

Votes For 1 year	Votes For 2 years	Votes For 3 years	Abstain	Broker Non-Votes
22,285,865	3,305	3,372,662	50,722	521,055

4.  The shareholders ratified the appointment of Ernst & Young LLP as PS Business Parks’ independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,133,800	97,779	2,030	-0-

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1:  Press release dated April 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: April 25, 2017

By:	/s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	PS Business Parks, Inc. Earnings Press Release dated April 25, 2017.